Bear Stearns
[GRAPHIC OMITTED]
                                                        BEAR, STEARNS & CO. INC.
 ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
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--------------------------------------------------------------------------------




                        NEW ISSUE COMPUTATIONAL MATERIALS

                                 (PART II OF II)

                           $986,000,000 (APPROXIMATE)

                           RASC SERIES 2004-KS10 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                 Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS10



                                OCTOBER 18, 2004

--------------------------------------------------------------------------------
                             BEAR STEARNS  [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
                             BEAR STEARNS  [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
                            Description of Collateral

                                 AGGREGATE LOANS

    Summary                                                     Total              Minimum           Maximum
-------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $828,194,943.47
Number of Loans                                                       6,007

Average Current Loan Balance                                    $137,871.64        $13,953.42     $698,617.47
(1) Weighted Average Original Loan-to-Value Ratio                    81.51%            17.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.17%             4.50%          12.50%
(1) Weighted Average Net Mortgage Rate                                6.66%             4.05%          11.92%
(1) Weighted Average Note Margin                                      6.73%             3.25%          11.13%
(1) Weighted Average Maximum Mortgage Rate                           13.46%            10.75%          19.50%
(1) Weighted Average Minimum Mortgage Rate                            7.12%             3.25%          11.15%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                18              37
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                356               117             360
(1) (2) Weighted Average Credit Score                                   614               475             814
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average  reflected in Total. (2) 99.96% of the Aggregate Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
                                               Range                            Percent of Cut Off Date
                                                                                Principal Balance
--------------------------------------------------------------------------------------------------------------
         Product Type                         FRM                                             11.90%
                                              ARM                                             88.10%

         Lien                                 First                                           99.97%
                                              Second                                           0.03%

         Property Type                        Single Family (detached)                        82.09%
                                              Detached PUD                                     6.36%
                                              Two-to-Four Family                               3.70%
                                              Low-rise Condo (under 5 stories)                 3.24%
                                              Attached PUD                                     1.93%
                                              Manufactured Home                                1.59%
                                              Townhouse/Rowhouse                               1.01%
                                              High-rise Condo (9 stories or more)              0.08%
                                              Mid-rise Condo (5-8 stories)                     0.01%

         Occupancy Status                     Primary Residence                               95.37%
                                              Non Owner-occupied                               3.78%
                                              Second/Vacation                                  0.86%

         Documentation Type                   Full Documentation                               82.31
                                              Reduced Documentation                            17.69


         Loans with Prepayment Penalties                                                      75.12%

         Loans serviced by HomeComings(3)                                                    100.00%
--------------------------------------------------------------------------------------------------------------


        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                      COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS

                                                                                        Weighted
                                   Number of                 Percentage    Average       Average
                                   Mortgage     Principal    of Mortgage  Principal   Loan-to-Value
                                    Loans       Balance        Loans      Balance        Ratio
-----------------------------------------------------------------------------------------------------
 499 or less                                                                               63.32%
                                        13     $1,365,469       0.16%    $105,036
 500 - 519
                                        48      5,407,711      0.65       112,661         68.36
 520 - 539
                                       202     23,791,120      2.87       117,778         72.80
 540 - 559
                                       492     57,250,239      6.91       116,362         77.36
 560 - 579
                                       767    100,224,404     12.10       130,671         81.67
 580 - 599
                                       932    123,636,324     14.93       132,657         82.64
 600 - 619
                                     1,250    177,236,949     21.40       141,790         83.12
 620 - 639
                                       875    128,131,767     15.47       146,436         82.17
 640 - 659
                                       587     84,013,873     10.14       143,124         81.72
 660 - 679
                                       359     55,540,725      6.71       154,710         81.38
 680 - 699
                                       194     28,517,030      3.44       146,995         82.02
 700 - 719
                                       106     16,801,445      2.03       158,504         81.77
 720 - 739
                                        81     11,453,002      1.38       141,395         82.09
 740 - 759
                                        45      6,976,562      0.84       155,035         81.81
 760 or greater
                                        52      7,533,482      0.91       144,875         78.94
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                                               81.51%
                                     6,003    $827,880,101     99.96%    $137,911
 Not Available*
                                         4        314,842      0.04        78,711         66.78
-----------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          81.51%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio

---------------------------------------------------------------------------------------------------------------

 100,00 or less                      2,279    $166,814,246     20.14%     $73,196          606       78.88%

 100,001 - 200,000                   2,661    373,612,980     45.11       140,403          612      81.82

 200,001 - 300,000                     793    190,788,887     23.04       240,591          619      82.01

 300,001 - 400,000                     241     82,245,470      9.93       341,268          623      84.02

 400,001 - 500,000                      31     13,486,743      1.63       435,056          647      83.96

 500,001 - 600,000                       1        548,000      0.07       548,000          628      80.00

 600,001 - 700,000                       1        698,617      0.08       698,617          626      62.00
---------------------------------------------------------------------------------------------------------------
 TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------






NET MORTGAGE RATES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
 ---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                                                              659       76.12%
                                        19     $4,029,641       0.49%    $212,086
4.500 - 4.999
                                        58     12,684,309      1.53       218,695          658      76.55
5.000 - 5.499
                                       290     54,062,269      6.53       186,422          646      79.42
5.500 - 5.999
                                       639    112,303,557     13.56       175,749          632      80.44
6.000 - 6.499
                                     1,306    200,965,250     24.27       153,878          623      80.77
6.500 - 6.999
                                     1,215    166,731,658     20.13       137,228          612      82.63
7.000 - 7.499
                                     1,167    144,278,595     17.42       123,632          602      82.91
7.500 - 7.999
                                       645     71,410,357      8.62       110,714          591      83.14
8.000 - 8.499
                                       417     40,561,400      4.90        97,270          579      81.97
8.500 - 8.999
                                       136     12,522,825      1.51        92,080          576      80.06
9.000 - 9.499
                                        72      5,981,388      0.72        83,075          566      77.21
9.500 - 9.999
                                        22      1,414,729      0.17        64,306          557      77.53
10.000 - 10.499
                                        10        759,903      0.09        75,990          527      69.82
10.500 - 10.999
                                         6        289,417      0.03        48,236          556      80.40
11.000 - 11.499
                                         2        110,028      0.01        55,014          526      68.54
11.500 - 11.999
                                         3         89,617      0.01        29,872          606     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
--------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                                                              658       76.09%
                                        16     $3,508,086       0.42%    $219,255
5.000 - 5.499
                                        61     13,462,491      1.63       220,697          660      76.99
5.500 - 5.999
                                       313     59,851,663      7.23       191,219          646      79.46
6.000 - 6.499
                                       549     96,357,875     11.63       175,515          636      80.93
6.500 - 6.999
                                     1,378    212,229,354     25.63       154,013          626      80.95
7.000 - 7.499
                                     1,098    150,607,753     18.19       137,166          610      82.02
7.500 - 7.999
                                     1,246    156,203,718     18.86       125,364          601      83.05
8.000 - 8.499
                                       600     65,292,663      7.88       108,821          588      83.11
8.500 - 8.999
                                       486     48,042,710      5.80        98,853          577      81.84
9.000 - 9.499
                                       131     12,675,799      1.53        96,762          569      80.41
9.500 - 9.999
                                        81      6,958,237      0.84        85,904          567      77.43
10.000 - 10.499
                                        24      1,444,623      0.17        60,193          554      74.99
10.500 - 10.999
                                        14      1,123,159      0.14        80,226          538      74.05
11.000 - 11.499
                                         3        138,188      0.02        46,063          564      81.25
11.500 - 11.999
                                         4        209,008      0.03        52,252          518      69.95
12.500 - 12.999
                                         3         89,617      0.01        29,872          606     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------






ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE LOANS

--------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                   Number of                 Percentage    Average       Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit
                                    Loans       Balance        Loans        Balance       Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                               606
                                       155    $13,347,055       1.61%     $86,110
50.01 - 55.00
                                        58      6,073,847      0.73       104,722          601
55.01 - 60.00
                                       121     13,254,262      1.60       109,539          585
60.01 - 65.00
                                       172     22,594,221      2.73       131,362          596
65.01 - 70.00
                                       334     44,261,277      5.34       132,519          595
70.01 - 75.00
                                       448     56,995,803      6.88       127,223          602
75.01 - 80.00
                                     1,901    258,771,547     31.25       136,124          625
80.01 - 85.00
                                     1,092    151,663,267     18.31       138,886          611
85.01 - 90.00
                                     1,391    215,117,150     25.97       154,649          611
90.01 - 95.00
                                       326     45,874,437      5.54       140,719          631
95.01 - 100.00
                                         9        242,077      0.03        26,897          623
--------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614
--------------------------------------------------------------------------------------------------



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
California                                                                                 624       77.84%
                                       414    $94,429,107      11.40%    $228,090

Florida                                462     59,366,749      7.17       128,499          610      80.43

Illinois                               354     52,595,218      6.35       148,574          617      82.61

Michigan                               353     42,201,971      5.10       119,552          617      81.17

Texas                                  390     41,591,692      5.02       106,645          615      82.02

Virginia                               264     38,554,523      4.66       146,040          611      80.32

Maryland                               200     38,448,572      4.64       192,243          617      82.82

Georgia                                286     37,673,686      4.55       131,726          614      83.12

Minnesota                              192     29,773,460      3.59       155,070          616      80.41

New York                               148     27,190,691      3.28       183,721          625      82.41

Others                               2,944    366,369,277     44.24       124,446          611      82.30
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           609       80.40%
                                     3,658    $509,545,842     61.52%    $139,296
Purchase
                                     1,983    272,401,766     32.89       137,369          625      83.32
Rate/Term Refinance
                                       366     46,247,335      5.58       126,359          614      83.04
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         609       82.49%
                                     5,029    $681,718,889     82.31%    $135,558
Reduced Documentation
                                       978    146,476,055     17.69       149,771          640      76.94
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------



OCCUPANCY TYPE OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          613       81.61%
                                     5,659    $789,809,676     95.37%    $139,567
Non Owner-occupied
                                       295     31,286,437      3.78       106,056          652      78.49
Second/Vacation
                                        53      7,098,830      0.86       133,940          619      83.12
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
Single Family (detached)                                                                    613       81.56%
                                     5,003    $679,824,015     82.09%     $135,883

Detached PUD                           308     52,651,029      6.36        170,945          609      83.70

Two-to-Four Family                     191     30,633,484      3.70        160,385          626      78.60

Low-rise Condo (under 5 stories)       185     26,797,904      3.24        144,854          628      81.33

Attached PUD                           101     15,949,675      1.93        157,918          615      82.60

Manufactured Home                      149     13,176,761      1.59         88,435          630      76.22

Townhouse/Rowhouse                      65      8,401,783      1.01        129,258          611      81.83
High-rise Condo (9 stories or
greater)                                 4        657,294      0.08        164,323          622      70.12

Mid-rise Condo (5-9 stories)             1        103,000      0.01        103,000          666      72.00
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%     $137,872          614       81.51%
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE AGGREGATE LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
A4                                                                                          644       82.76%
                                     2,838    $416,202,585     50.25%     $146,653

AX                                   1,353    183,138,234     22.11        135,357          605      81.89

AM                                     955    126,164,888     15.23        132,110          580      82.97

B                                      563     68,095,743      8.22        120,952          557      76.66

C                                      224     26,622,598      3.21        118,851          550      70.62

CM                                      74      7,970,897      0.96        107,715          533      61.83
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%     $137,872          614       81.51%
----------------------------------------------------------------------------------------------------------------



PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
None                                                                                       615       81.45%
                                     1,584    $206,084,778     24.88%    $130,104
12 Months
                                       300     49,242,159      5.95       164,141          622      80.66
24 Months
                                     2,929    424,698,877     51.28       144,998          613      82.05
36 Months
                                     1,179    145,639,289     17.59       123,528          614      80.31
60 Months
                                         5        512,431      0.06       102,486          636      83.82
Other*
                                        10      2,017,410      0.24       201,741          641      81.20
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment  penalty terms not equal to 0, 12, 24,
36 or 60 months. No loans have prepayment penalty terms greater than 60 months.



NOTE MARGINS OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                                                              657       77.39%
                                         2       $426,651       0.05%    $213,325
3.500 - 3.999
                                         4        768,748      0.09       192,187          643      78.29
4.000 - 4.499
                                         6      1,021,281      0.12       170,213          640      75.24
4.500 - 4.999
                                        40      6,222,437      0.75       155,561          656      76.00
5.000 - 5.499
                                       381     67,626,493      8.17       177,497          634      84.20
5.500 - 5.999
                                       495     80,912,803      9.77       163,460          635      81.77
6.000 - 6.499
                                       706    103,184,578     12.46       146,154          628      80.49
6.500 - 6.999
                                     1,519    237,101,513     28.63       156,091          618      80.71
7.000 - 7.499
                                       790     99,612,431     12.03       126,092          604      83.25
7.500 - 7.999
                                       608     74,862,020      9.04       123,128          586      83.92
8.000 - 8.499
                                       312     35,948,853      4.34       115,221          574      83.89
8.500 - 8.999
                                       152     15,173,037      1.83        99,823          570      81.35
9.000 - 9.499
                                        44      4,191,659      0.51        95,265          551      74.00
9.500 - 9.999
                                        19      1,818,054      0.22        95,687          545      71.25
10.000 - 10.499
                                         8        559,847      0.07        69,981          520      67.85
10.500 - 10.999
                                         2        135,000      0.02        67,500          551      77.41
11.000 - 11.499
                                         1         35,000      0.01        35,000          491      56.00
N/A
                                       918     98,594,539     11.90       107,401          616      79.06
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                                                            657       75.39%
                                        13     $2,602,529       0.31%    $200,195
11.000 - 11.999
                                       276     52,058,082      6.29       188,616          644      78.57
12.000 - 12.999
                                     1,264    198,059,738     23.91       156,693          632      80.68
13.000 - 13.999
                                     1,883    271,202,441     32.75       144,027          612      82.46
14.000 - 14.999
                                     1,259    160,108,092     19.33       127,171          596      83.05
15.000 - 15.999
                                       338     39,457,457      4.76       116,738          581      83.46
16.000 - 16.999
                                        48      5,330,265      0.64       111,047          568      81.10
17.000 - 17.999
                                         7        698,801      0.08        99,829          531      70.74
19.000 - 19.999
                                         1         83,000      0.01        83,000          603      95.00
N/A
                                       918     98,594,539     11.90       107,401          616      79.06
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                                              655       82.46%
                                         5       $848,399       0.10%    $169,680
4.000 - 4.999
                                         7      1,473,100        0.18     210,443          650        71.02
5.000 - 5.999
                                       300     55,506,630      6.70       185,022          646      79.00
6.000 - 6.999
                                     1,856    300,342,309     36.26       161,822          630      80.75
7.000 - 7.999
                                     2,016    270,245,885     32.63       134,051          604      83.25
8.000 - 8.999
                                       764     87,239,584     10.53       114,188          579      83.90
9.000 - 9.999
                                       122     12,351,720      1.49       101,244          559      78.04
10.000 - 10.999
                                        17      1,522,777      0.18        89,575          538      74.40
11.000 - 11.999
                                         2         70,000      0.01        35,000          505      63.00
N/A
                                       918     98,594,539     11.90       107,401          616      79.06
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------




NEXT INTEREST RATE ADJUSTMENT DATES OF THE AGGREGATE LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
March 2006                                                                                 612       80.00%
                                         2       $263,194       0.03%    $131,597

May 2006                                 8        930,411      0.11       116,301          628      84.93

June 2006                               64     10,547,264      1.27       164,801          628      82.12

July 2006                              224     38,098,134      4.60       170,081          634      81.93

August 2006                          1,375    213,314,090     25.76       155,138          614      81.63

September 2006                       2,399    326,177,064     39.38       135,964          612      82.47

October 2006                           416     55,867,683      6.75       134,297          609      80.80

May 2007                                 3        340,378      0.04       113,459          598      84.83

June 2007                               11      1,926,769      0.23       175,161          623      79.63

July 2007                               27      3,784,501      0.46       140,167          619      83.26

August 2007                            132     22,657,509      2.74       171,648          622      78.69

September 2007                         290     39,727,461      4.80       136,991          616      80.56

October 2007                           138     15,965,947      1.93       115,695          608      82.28

N/A                                    918     98,594,539     11.90       107,401          616      79.06
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     6,007    $828,194,943    100.00%    $137,872          614       81.51%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Description of the COllateral
---------------------------------------------------------------------------------------------------------------

                                  GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
Summary                                                         Total              Minimum          Maximum
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $269,717,109.30
Number of Loans                                                       1,815

Average Current Loan Balance                                    $148,604.47        $19,948.89     $698,617.47
(1) Weighted Average Original Loan-to-Value Ratio                    81.96%            18.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.16%             4.65%          11.88%
(1) Weighted Average Net Mortgage Rate                                6.66%             4.07%          11.30%
(1) Weighted Average Note Margin                                      6.71%             3.25%          11.13%
(1) Weighted Average Maximum Mortgage Rate                           13.42%            10.82%          17.50%
(1) Weighted Average Minimum Mortgage Rate                            7.08%             3.25%          11.15%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                18              37
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                355               117             360
(1) (2) Weighted Average Credit Score                                   617               488             813
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted  Average  reflected in Total.  (2) 99.96% of the Group I Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
                                                                                     Percent of Cut-Off Date
                                              Range                                      Principal Balance
--------------------------------------------------------------------------------------------------------------
         Product Type                         FRM                                             18.82%
                                              ARM                                             81.18%

         Lien                                 First                                          100.00%

         Property Type                        Single Family (detached)                        81.17%
                                              Detached PUD                                     6.81%
                                              Two-to-Four Family                               3.75%
                                              Condo under 5 stories                            3.24%
                                              Attached PUD                                     2.06%
                                              Manufactured Housing                             1.66%
                                              Townhouse/Rowhouse                               1.22%
                                              High-rise Condo (9 stories or more)              0.09%

         Occupancy Status                     Primary Residence                               95.51%
                                              Non Owner-occupied                               3.61%
                                              Second/Vacation                                  0.88%

         Documentation Type                   Full Documentation                              83.60%
                                              Reduced Documentation                           16.40%


         Loans with Prepayment Penalties                                                      77.16%

         Loans serviced by HomeComings(3)                                                    100.00%
--------------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                   Number of                 Percentage    Average        Average
                                    Mortgage     Principal    of Mortgage  Principal     Loan-to-Value
                                    Loans       Balance        Loans        Balance         Ratio
-----------------------------------------------------------------------------------------------------
 499 or less                                                                               58.93%
                                         3       $221,900       0.08%     $73,967
 500 - 519
                                        17      1,926,098      0.71       113,300         70.72
 520 - 539
                                        52      5,821,054      2.16       111,943         72.90
 540 - 559
                                       131     15,154,325      5.62       115,682         76.37
 560 - 579
                                       248     32,536,795     12.06       131,197         82.13
 580 - 599
                                       278     39,206,301     14.54       141,030         83.31
 600 - 619
                                       378     59,993,559     22.24       158,713         83.80
 620 - 639
                                       274     42,641,206     15.81       155,625         81.92
 640 - 659
                                       179     27,815,146     10.31       155,392         80.99
 660 - 679
                                       114     19,779,979      7.33       173,509         81.18
 680 - 699
                                        59     10,316,044      3.82       174,848         83.59
 700 - 719
                                        31      6,261,612      2.32       201,987         83.67
 720 - 739
                                        27      4,276,450      1.59       158,387         86.34
 740 - 759
                                         8        899,695      0.33       112,462         84.55
 760 or greater
                                        15      2,756,945      1.02       183,796         79.50
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Subtotal with Credit Scores                                                               81.97%
                                     1,814    $269,607,109     99.96%    $148,626
 Not Available*
                                         1        110,000      0.04       110,000         51.00
-----------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          81.96%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
 100,000 or less                                                                           607       78.62%
                                       688    $49,716,882      18.43%     $72,263
 100,001 - 200,000
                                       744    103,739,210     38.46       139,434          611      82.10
 200,001 - 300,000
                                       197     47,150,293     17.48       239,342          621      82.48
 300,001 - 400,000
                                       153     54,377,363     20.16       355,408          624      84.06

 400,001 - 500,000                      31     13,486,743      5.00       435,056          647      83.96

 500,001 - 600,000                       1        548,000      0.20       548,000          628      80.00

 600,001 - 700,000                       1        698,617      0.26       698,617          626      62.00
---------------------------------------------------------------------------------------------------------------
 TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------







NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                                                              627
                                         4       $913,066       0.34%    $228,266                    73.29%
4.500 - 4.999
                                        17      4,667,958      1.73       274,586          666      79.51
5.000 - 5.499
                                        86     20,077,290      7.44       233,457          645      79.02
5.500 - 5.999
                                       169     34,589,389     12.82       204,671          633      81.69
6.000 - 6.499
                                       375     66,824,457     24.78       178,199          625      81.96
6.500 - 6.999
                                       373     53,230,534     19.74       142,709          614      83.10
7.000 - 7.499
                                       332     43,271,429     16.04       130,336          605      83.06
7.500 - 7.999
                                       210     22,430,554      8.32       106,812          597      82.10
8.000 - 8.499
                                       155     15,745,514      5.84       101,584          583      82.14
8.500 - 8.999
                                        51      4,994,574      1.85        97,933          578      79.75
9.000 - 9.499
                                        25      2,080,623      0.77        83,225          563      77.26
9.500 - 9.999
                                         9        497,727      0.18        55,303          574      78.62
10.000 - 10.499
                                         4        167,495      0.06        41,874          544      64.37
10.500 - 10.999
                                         4        186,450      0.07        46,613          560      76.44
11.000 - 11.499
                                         1         40,050      0.01        40,050          553      59.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                                                              623
                                         5     $1,112,566       0.41%    $222,513                    72.70%
5.000 - 5.499
                                        17      4,849,690      1.80       285,276          669      80.73
5.500 - 5.999
                                        95     22,274,507      8.26       234,468          644      79.47
6.000 - 6.499
                                       141     29,400,908     10.90       208,517          639      82.33
6.500 - 6.999
                                       406     71,629,395     26.56       176,427          629      81.95
7.000 - 7.499
                                       342     47,393,208     17.57       138,577          608      82.57
7.500 - 7.999
                                       350     46,903,275     17.39       134,009          606      83.23
8.000 - 8.499
                                       186     19,851,803      7.36       106,730          594      82.09
8.500 - 8.999
                                       174     17,242,418      6.39        99,094          581      81.67
9.000 - 9.499
                                        52      5,703,359      2.11       109,680          574      80.41
9.500 - 9.999
                                        27      2,319,258      0.86        85,898          562      78.64
10.000 - 10.499
                                        12        667,608      0.25        55,634          566      75.71
10.500 - 10.999
                                         4        194,864      0.07        48,716          555      74.93
11.000 - 11.499
                                         2         99,200      0.04        49,600          552      73.88
11.500 - 11.999
                                         2         75,050      0.03        37,525          524      57.60
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                   Number of                 Percentage    Average       Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit
                                   Loans       Balance        Loans        Balance       Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                               601
                                        43     $3,096,335       1.15%     $72,008
50.01 - 55.00
                                        18      1,997,021      0.74       110,946          614
55.01 - 60.00
                                        39      4,443,875      1.65       113,946          591
60.01 - 65.00
                                        60      8,266,054      3.06       137,768          603
65.01 - 70.00
                                       102     13,133,246      4.87       128,757          592
70.01 - 75.00
                                       131     17,015,712      6.31       129,891          606
75.01 - 80.00
                                       552     79,341,921     29.42       143,735          628
80.01 - 85.00
                                       333     51,203,797     18.98       153,765          614
85.01 - 90.00
                                       442     77,184,931     28.62       174,627          614
90.01 - 95.00
                                        95     14,034,218      5.20       147,729          636
--------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617
--------------------------------------------------------------------------------------------------



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
California                                                                                 631
                                       141    $38,502,685      14.28%    $273,069                    79.16%

Florida                                125     15,910,380      5.90       127,283          613      81.24

Illinois                                95     14,922,683      5.53       157,081          622      82.51

Texas                                  137     14,222,786      5.27       103,816          615      81.54

Virginia                                84     13,549,358      5.02       161,302          620      80.21

Maryland                                58     13,307,719      4.93       229,443          613      83.28

Michigan                               105     12,410,178      4.60       118,192          618      81.28

New York                                52     11,088,090      4.11       213,232          624      83.97

Georgia                                 72      9,449,743      3.50       131,246          610      84.44

Pennsylvania                            63      8,880,016      3.29       140,953          609      83.28

Minnesota                               52      8,292,749      3.07       159,476          624      78.58

Others                                 831    109,180,724     40.48       131,385          611      82.89
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           610
                                     1,130    $167,564,030     62.13%    $148,287                    80.88%
Purchase
                                       568     86,286,825     31.99       151,913          629      83.83
Rate/Term Refinance
                                       117     15,866,255      5.88       135,609          614      83.18
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         611
                                     1,537    $225,472,488     83.60%    $146,696                    82.92%
Reduced Documentation
                                       278     44,244,621     16.40       159,153          643      77.04
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          615
                                     1,706    $257,595,425     95.51%    $150,994                    82.08%
Non Owner-occupied
                                        92      9,749,234      3.61       105,970          653      77.71
Second/Vacation
                                        17      2,372,451      0.88       139,556          608      86.36
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------




MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
Single Family (detached)                                                                    616
                                     1,509    $218,929,220     81.17%     $145,082                    81.97%

Detached PUD                            95     18,366,225      6.81        193,329          610      84.13

Two-to-Four Family                      52     10,124,223      3.75        194,697          624      80.03

Low-rise Condo (under 5 stories)        51      8,745,783      3.24        171,486          627      82.04

Attached PUD                            30      5,553,958      2.06        185,132          620      83.41

Manufactured Home                       53      4,483,728      1.66         84,599          639      75.81

Townhouse/Rowhouse                      24      3,284,572      1.22        136,857          615      82.06
High-rise Condo (9 stories or
greater)                                 1        229,400      0.09        229,400          555      64.00
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%     $148,604          617       81.96%
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
A4                                                                                          643
                                       880    $143,246,599     53.11%     $162,780                    82.97%

AX                                     412     60,135,104     22.30        145,959          606      82.53

AM                                     278     36,735,237     13.62        132,141          581      83.54

B                                      157     19,578,322      7.26        124,703          559      76.91

C                                       65      7,818,681      2.90        120,287          546      69.30

CM                                      23      2,203,166      0.82         95,790          542      63.49
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%     $148,604          617       81.96%
----------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
 ---------------------------------------------------------------------------------------------------------------
None                                                                                       615
                                       449    $61,610,435      22.84%    $137,217                    81.55%
12 Months
                                       105     19,760,064      7.33       188,191          632      81.07
24 Months
                                       814    130,338,210     48.32       160,121          616      82.72
36 Months
                                       439     56,980,189     21.13       129,795          615      80.92
60 Months
                                         5        512,431      0.19       102,486          636      83.82
Other*
                                         3        515,780      0.19       171,927          614      85.51
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment  penalty terms not equal to 0, 12, 24,
36 or 60 months. No loans have prepayment penalty terms greater than 60 months.



NOTE MARGINS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                                                              648       79.00%
                                         1       $254,775       0.09%    $254,775
3.500 - 3.999
                                         1        347,000      0.13       347,000          631      67.00
4.500 - 4.999
                                         7      1,035,457      0.38       147,922          642      77.11
5.000 - 5.499
                                       101     21,875,665      8.11       216,591          631      84.33
5.500 - 5.999
                                       138     25,447,311      9.43       184,401          638      81.93
6.000 - 6.499
                                       181     29,409,629     10.90       162,484          627      82.08
6.500 - 6.999
                                       421     75,522,512     28.00       179,388          622      81.60
7.000 - 7.499
                                       190     26,253,667      9.73       138,177          610      84.26
7.500 - 7.999
                                       163     21,351,977      7.92       130,994          587      84.21
8.000 - 8.499
                                        93     12,099,885      4.49       130,106          579      83.97
8.500 - 8.999
                                        41      4,041,145      1.50        98,565          568      80.52
9.000 - 9.499
                                         8        771,099      0.29        96,387          580      79.61
9.500 - 9.999
                                         4        309,586      0.11        77,396          548      79.13
10.000 - 10.499
                                         3        173,287      0.06        57,762          536      72.29
10.500 - 10.999
                                         1         35,000      0.01        35,000          519      70.00
11.000 - 11.499
                                         1         35,000      0.01        35,000          491      56.00
N/A
                                       461     50,754,115     18.82       110,096          615      79.23
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------




MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                                                            591       68.71%
                                         3       $456,765       0.17%    $152,255
11.000 - 11.999
                                        85     19,078,466      7.07       224,453          636      79.71
12.000 - 12.999
                                       318     58,809,036     21.80       184,934          636      81.51
13.000 - 13.999
                                       511     83,047,270     30.79       162,519          615      83.60
14.000 - 14.999
                                       327     44,336,494     16.44       135,586          597      83.31
15.000 - 15.999
                                        92     11,171,137      4.14       121,425          587      84.16
16.000 - 16.999
                                        16      1,993,826      0.74       124,614          572      78.65
17.000 - 17.999
                                         2         70,000      0.03        35,000          505      63.00
N/A
                                       461     50,754,115     18.82       110,096          615      79.23
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                                              648
                                         1       $254,775       0.09%    $254,775                    79.00%
4.000 - 4.999
                                         3        637,390      0.24       212,463          621      68.22
5.000 - 5.999
                                        86     18,471,173      6.85       214,781          641      79.51
6.000 - 6.999
                                       500     96,277,453     35.70       192,555          633      82.07
7.000 - 7.999
                                       512     73,497,809     27.25       143,550          605      83.96
8.000 - 8.999
                                       214     26,102,421      9.68       121,974          581      83.76
9.000 - 9.999
                                        32      3,390,801      1.26       105,963          566      79.11
10.000 - 10.999
                                         4        261,173      0.10        65,293          560      78.25
11.000 - 11.999
                                         2         70,000      0.03        35,000          505      63.00
N/A
                                       461     50,754,115     18.82       110,096          615      79.23
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
March 2006                                                                                 610
                                         1       $187,641       0.07%    $187,641                    80.00%

May 2006                                 1        151,373      0.06       151,373          684      80.00

June 2006                               20      3,088,084      1.14       154,404          621      83.34

July 2006                               65     13,910,056      5.16       214,001          642      83.49

August 2006                            382     67,472,251     25.02       176,629          619      82.40

September 2006                         649     96,182,123     35.66       148,200          612      82.82

October 2006                           100     14,267,140      5.29       142,671          610      80.99

May 2007                                 1        152,408      0.06       152,408          564      90.00

June 2007                                3        619,545      0.23       206,515          654      85.49

July 2007                                5        948,094      0.35       189,619          636      87.08

August 2007                             32      7,136,852      2.65       223,027          626      80.04

September 2007                          64     10,636,578      3.94       166,197          614      82.69

October 2007                            31      4,210,850      1.56       135,834          615      84.95

N/A                                    461     50,754,115     18.82       110,096          615      79.23
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,815    $269,717,109    100.00%    $148,604          617       81.96%
---------------------------------------------------------------------------------------------------------------



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
                         Description of the Collateral
---------------------------------------------------------------------------------------------------------------

                                 GROUP II LOANS

Summary                                                       Total                 Minimum         Maximum
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $558,477,834.17
Number of Loans                                                       4,192

Average Current Loan Balance                                    $133,224.67        $13,953.42     $333,700.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.29%            17.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.17%             4.50%          12.50%
(1) Weighted Average Net Mortgage Rate                                6.66%             4.05%          11.92%
(1) Weighted Average Note Margin                                      6.73%             3.25%          10.50%
(1) Weighted Average Maximum Mortgage Rate                           13.48%            10.75%          19.50%
(1) Weighted Average Minimum Mortgage Rate                            7.14%             3.25%          10.95%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                18              37
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                357               118             360
(1) (2) Weighted Average Credit Score                                   613               475             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted  Average  reflected in Total. (2) 99.96% of the Group II Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
                                                                                        Percent of Cut Off Date
                                              Range                                        Principal Balance
--------------------------------------------------------------------------------------------------------------
         Product Type                         FRM                                              8.57%
                                              ARM                                             91.43%

         Lien                                 First                                           99.96%
                                              Second                                           0.04%

         Property Type                        Single Family (detached)                        82.53%
                                              Detached PUD                                     6.14%
                                              Two-to-Four Family                               3.67%
                                              Low-rise Condo (under 5 stories)                 3.23%
                                              Attached PUD                                     1.86%
                                              Manufactured Home                                1.56%
                                              Townhouse/Rowhouse                               0.92%
                                              High-rise Condo (9 stories or more)              0.08%
                                              Mid-rise Condo (5-8 stories)                     0.02%

         Occupancy Status                     Primary Residence                               95.30%
                                              Non Owner-occupied                               3.86%
                                              Second/Vacation                                  0.85%

         Documentation Type                   Full Documentation                              81.69%
                                              Reduced Documentation                           18.31%


         Loans with Prepayment Penalties                                                      74.13%

         Loans serviced by HomeComings(3)                                                    100.00%
--------------------------------------------------------------------------------------------------------------




CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                   Number of                 Percentage    Average       Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit
                                   Loans       Balance        Loans        Balance       Score
-----------------------------------------------------------------------------------------------------
 499 or less                                                                               64.17%
                                        10     $1,143,569       0.20%    $114,357
 500 - 519
                                        31      3,481,613      0.62       112,310         67.05
 520 - 539
                                       150     17,970,065      3.22       119,800         72.77
 540 - 559
                                       361     42,095,914      7.54       116,609         77.72
 560 - 579
                                       519     67,687,609     12.12       130,419         81.45
 580 - 599
                                       654     84,430,023     15.12       129,098         82.33
 600 - 619
                                       872    117,243,390     20.99       134,453         82.78
 620 - 639
                                       601     85,490,561     15.31       142,247         82.29
 640 - 659
                                       408     56,198,726     10.06       137,742         82.09
 660 - 679
                                       245     35,760,746      6.40       145,962         81.50
 680 - 699
                                       135     18,200,986      3.26       134,822         81.13
 700 - 719
                                        75     10,539,833      1.89       140,531         80.64
 720 - 739
                                        54      7,176,552      1.29       132,899         79.56
 740 - 759
                                        37      6,076,867      1.09       164,240         81.40
 760 or greater
                                        37      4,776,537      0.86       129,096         78.61
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                                               81.29%
                                     4,189    $558,272,992     99.96%    $133,271
 Not Available*
                                         3        204,842      0.04        68,281         75.25
-----------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          81.29%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
 100,000 or less                                                                           606
                                     1,591    $117,097,363     20.97%     $73,600                    78.99%
 100,001 - 200,000
                                     1,917    269,873,770     48.32       140,779          613      81.72
 200,001 - 300,000
                                       596    143,638,594     25.72       241,004          619      81.86
 300,001 - 400,000
                                        88     27,868,107      4.99       316,683          619      83.93
---------------------------------------------------------------------------------------------------------------
 TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------







NET MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                                                              668
                                        15     $3,116,575       0.56%    $207,772                    76.95%
4.500 - 4.999
                                        41      8,016,350      1.44       195,521          653      74.83
5.000 - 5.499
                                       204     33,984,979      6.09       166,593          646      79.65
5.500 - 5.999
                                       470     77,714,168     13.92       165,349          632      79.89
6.000 - 6.499
                                       931    134,140,793     24.02       144,082          622      80.18
6.500 - 6.999
                                       842    113,501,125     20.32       134,799          612      82.41
7.000 - 7.499
                                       835    101,007,165     18.09       120,967          600      82.85
7.500 - 7.999
                                       435     48,979,804      8.77       112,597          588      83.62
8.000 - 8.499
                                       262     24,815,886      4.44        94,717          576      81.86
8.500 - 8.999
                                        85      7,528,251      1.35        88,568          574      80.26
9.000 - 9.499
                                        47      3,900,765      0.70        82,995          568      77.18
9.500 - 9.999
                                        13        917,002      0.16        70,539          548      76.94
10.000 - 10.499
                                         6        592,408      0.11        98,735          522      71.36
10.500 - 10.999
                                         2        102,967      0.02        51,484          548      87.57
11.000 - 11.499
                                         1         69,978      0.01        69,978          511      74.00
11.500 - 11.999
                                         3         89,617      0.02        29,872          606     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
--------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                                                              674
                                        11     $2,395,520       0.43%    $217,775                    77.66%
5.000 - 5.499
                                        44      8,612,801      1.54       195,745          655      74.88
5.500 - 5.999
                                       218     37,577,156      6.73       172,372          648      79.45
6.000 - 6.499
                                       408     66,956,968     11.99       164,110          635      80.31
6.500 - 6.999
                                       972    140,599,960     25.18       144,650          625      80.44
7.000 - 7.499
                                       756    103,214,545     18.48       136,527          611      81.76
7.500 - 7.999
                                       896    109,300,443     19.57       121,987          599      82.98
8.000 - 8.499
                                       414     45,440,860      8.14       109,761          585      83.56
8.500 - 8.999
                                       312     30,800,292      5.52        98,719          575      81.93
9.000 - 9.499
                                        79      6,972,440      1.25        88,259          565      80.41
9.500 - 9.999
                                        54      4,638,979      0.83        85,907          570      76.83
10.000 - 10.499
                                        12        777,015      0.14        64,751          543      74.37
10.500 - 10.999
                                        10        928,295      0.17        92,830          534      73.87
11.000 - 11.499
                                         1         38,988      0.01        38,988          595     100.00
11.500 - 11.999
                                         2        133,958      0.02        66,979          515      76.87
12.500 - 12.999
                                         3         89,617      0.02        29,872          606     100.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                   Number of                 Percentage    Average       Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit
                                   Loans       Balance        Loans        Balance       Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                               607
                                       112    $10,250,720       1.84%     $91,524
50.01 - 55.00
                                        40      4,076,826      0.73       101,921          595
55.01 - 60.00
                                        82      8,810,387      1.58       107,444          582
60.01 - 65.00
                                       112     14,328,167      2.57       127,930          591
65.01 - 70.00
                                       232     31,128,032      5.57       134,173          596
70.01 - 75.00
                                       317     39,980,090      7.16       126,120          600
75.01 - 80.00
                                     1,349    179,429,626     32.13       133,009          625
80.01 - 85.00
                                       759    100,459,470     17.99       132,358          610
85.01 - 90.00
                                       949    137,932,219     24.70       145,345          610
90.01 - 95.00
                                       231     31,840,219      5.70       137,836          629
95.01 - 100.00
                                         9        242,077      0.04        26,897          623
--------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613
--------------------------------------------------------------------------------------------------



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
California                                                                                 618
                                       273    $55,926,422      10.01%    $204,859                    76.93%

Florida                                337     43,456,369      7.78       128,951          609      80.13

Illinois                               259     37,672,536      6.75       145,454          615      82.64

Michigan                               248     29,791,794      5.33       120,128          616      81.13

Georgia                                214     28,223,942      5.05       131,888          615      82.68

Texas                                  253     27,368,906      4.90       108,177          616      82.27

Maryland                               142     25,140,853      4.50       177,048          619      82.58

Virginia                               180     25,005,164      4.48       138,918          606      80.37

Minnesota                              140     21,480,711      3.85       153,434          613      81.11

Others                               2,146    264,411,136     47.34       123,211          612      81.96
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           608
                                     2,528    $341,981,812     61.23%    $135,278                    80.17%
Purchase
                                     1,415    186,114,942     33.33       131,530          623      83.09
Rate/Term Refinance
                                       249     30,381,080      5.44       122,012          614      82.97
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
 ---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         607
                                     3,492    $456,246,400     81.69%    $130,655                    82.28%
Reduced Documentation
                                       700    102,231,434     18.31       146,045          639      76.90
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
 ---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          612
                                     3,953    $532,214,251     95.30%    $134,636                    81.39%
Non Owner-occupied
                                       203     21,537,203      3.86       106,095          652      78.85
Second/Vacation
                                        36      4,726,380      0.85       131,288          624      81.49
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------



MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
Single Family (detached)                                                                    612
                                     3,494    $460,894.794     82.53%     $131,910                    81.37%

Detached PUD                           213     34,284,804      6.14        160,962          609      83.47

Two-to-Four Family                     139     20,509,261      3.67        147,549          628      77.90

Low-rise Condo                         134     18,052,121      3.23        134,717          629      80.98

Attached PUD                            71     10,395,717      1.86        146,419          612      82.17

Manufactured Home                       96      8,693,033      1.56         90,552          625      76.43

Townhouse/Rowhouse                      41      5,117,211      0.92        124,810          609      81.69
High-rise Condo (9 stories or
more)                                    3        427,894      0.08        142,631          658      73.40

Mid-rise Condo (5-8 stories)             1        103,000      0.02        103,000          666      72.00
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%     $133,225          613       81.29%
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
A4                                                                                          644
                                     1,958    $272,955,986     48.87%     $139,406                    82.65%

AX                                     941    123,003,129     22.02        130,715          604      81.58

AM                                     677     89,429,650     16.01        132,097          579      82.74

B                                      406     48,517,421      8.69        119,501          557      76.56

C                                      159     18,803,917      3.37        118,264          552      71.17

CM                                      51      5,767,731      1.03        113,093          530      61.19
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%     $133,225          613       81.29%
----------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
None                                                                                       615
                                     1,135    $144,474,343     25.87%    $127,290                    81.41%
12 Months
                                       195     29,482,095      5.28       151,190          615      80.38
24 Months
                                     2,115    294,360,667     52.71       139,178          612      81.75
36 Months
                                       740     88,659,100     15.88       119,810          613      79.91
Other*
                                         7      1,501,630      0.27       214,519          650      79.72
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with  prepayment  penalty terms not equal to 0, 12, 24 or 36 months. No loans have prepayment penalty terms greater than 36 months.








NOTE MARGINS OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                                                              670
                                         1       $171,876       0.03%    $171,876                    75.00%
3.500 - 3.999
                                         3        421,748      0.08       140,583          652      87.58
4.000 - 4.499
                                         6      1,021,281      0.18       170,213          640      75.24
4.500 - 4.999
                                        33      5,186,981      0.93       157,181          658      75.77
5.000 - 5.499
                                       280     45,750,828      8.19       163,396          635      84.14
5.500 - 5.999
                                       357     55,465,492      9.93       155,366          633      81.69
6.000 - 6.499
                                       525     73,774,949     13.21       140,524          628      79.85
6.500 - 6.999
                                     1,098    161,579,000     28.93       147,158          616      80.30
7.000 - 7.499
                                       600     73,358,764     13.14       122,265          602      82.88
7.500 - 7.999
                                       445     53,510,043      9.58       120,247          585      83.80
8.000 - 8.499
                                       219     23,848,968      4.27       108,899          572      83.85
8.500 - 8.999
                                       111     11,131,892      1.99       100,287          570      81.65
9.000 - 9.499
                                        36      3,420,560      0.61        95,016          545      72.74
9.500 - 9.999
                                        15      1,508,468      0.27       100,565          544      69.63
10.000 - 10.499
                                         5        386,560      0.07        77,312          513      65.87
10.500 - 10.999
                                         1        100,000      0.02       100,000          562      80.00
N/A
                                       457     47,840,425      8.57       104,684          616      78.89
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------








MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                    Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                    Loans       Balance        Loans        Balance       Score        Ratio
 ---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                                                            671
                                        10     $2,145,764       0.38%    $214,576                    76.81%
11.000 - 11.999
                                       191     32,979,616      5.91       172,668          649      77.91
12.000 - 12.999
                                       946    139,250,702     24.93       147,199          631      80.33
13.000 - 13.999
                                     1,372    188,155,170     33.69       137,139          610      81.96
14.000 - 14.999
                                       932    115,771,597     20.73       124,218          595      82.95
15.000 - 15.999
                                       246     28,286,320      5.06       114,985          579      83.19
16.000 - 16.999
                                        32      3,336,439      0.60       104,264          566      82.56
17.000 - 17.999
                                         5        628,801      0.11       125,760          535      71.60
19.000 - 19.999
                                         1         83,000      0.01        83,000          603      95.00
N/A
                                       457     47,840,425      8.57       104,684          616      78.89
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                                              657
                                         4       $593,624       0.11%    $148,406                    83.94%
4.000 - 4.999
                                         4        835,710      0.15       208,927          671      73.15
5.000 - 5.999
                                       214     37,035,457      6.63       173,063          649      78.75
6.000 - 6.999
                                     1,356    204,064,856     36.54       150,490          629      80.12
7.000 - 7.999
                                     1,504    196,748,076     35.23       130,817          603      82.99
8.000 - 8.999
                                       550     61,137,163     10.95       111,158          578      83.95
9.000 - 9.999
                                        90      8,960,919      1.60        99,566          556      77.63
10.000 - 10.999
                                        13      1,261,604      0.23        97,046          533      73.60
N/A
                                       457     47,840,425      8.57       104,684          616      78.89
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------



        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                      COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------------
                                                                                        Weighted     Weighted
                                   Number of                 Percentage    Average       Average     Average
                                   Mortgage     Principal    of Mortgage  Principal      Credit    Loan-to-Value
                                   Loans       Balance        Loans        Balance       Score        Ratio
---------------------------------------------------------------------------------------------------------------
March 2006                                                                                 617
                                         1        $75,553       0.01%     $75,553                    80.00%

May 2006                                 7        779,038      0.14       111,291          617      85.89

June 2006                               44      7,459,180      1.34       169,527          631      81.61

July 2006                              159     24,188,078      4.33       152,126          629      81.02

August 2006                            993    145,841,840     26.11       146,870          611      81.28

September 2006                       1,750    229,994,941     41.18       131,426          612      82.33

October 2006                           316     41,600,543      7.45       131,647          608      80.74

May 2007                                 2        187,969      0.03        93,985          626      80.63

June 2007                                8      1,307,224      0.23       163,403          609      76.86

July 2007                               22      2,836,406      0.51       128,928          613      81.98

August 2007                            100     15,520,658      2.78       155,207          620      78.07

September 2007                         226     29,090,882      5.21       128,721          617      79.78

October 2007                           107     11,755,097      2.10       109,861          606      81.33

N/A                                    457     47,840,425      8.57       104,684          616      78.89
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     4,192    $558,477,834    100.00%    $133,225          613       81.29%
---------------------------------------------------------------------------------------------------------------


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offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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